SUPPLEMENT DATED DECEMBER 30, 2005

TO PROSPECTUSES DATED DECEMBER 30, 2005

FOR MFS REGATTA CHOICE II, SUN LIFE FINANCIAL MASTERS CHOICE,
SUN LIFE FINANCIAL MASTERS EXTRA, SUN LIFE FINANCIAL MASTERS IV,
SUN LIFE FINANCIAL MASTERS FLEX, and SUN LIFE FINANCIAL MASTERS VII

OF

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

______________________________________________________________

The optional living benefit rider known as Secured Returns 2 is available in certain instances as an optional living benefit under the Contract until further notice. In such situations, both the Secured Returns for Life benefit rider and the Secured Returns 2 benefit rider may be available for purchase in certain states and distribution channels. This supplement supercedes the language in the prospectus that limited the availability of the Secured Returns 2 benefit rider. Please see your investment advisor for further information on the availability of both of the riders.

See the Appendix entitled "Secured Returns 2 Benefit" in the back of your prospectus for further information regarding this optional living benefit rider.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

SR2 Availability 12/05